                                                                    Exhibit 10.8

                               AMENDMENT NO. 1 TO

                                     WARRANT

     THIS AMENDMENT NO. 1 TO WARRANT (this "Amendment"), dated as of February 13, 2007, by and between NaviSite, Inc., a Delaware corporation (the "Company"'), and SPCP Group III LLC, a Delaware limited liability corporation (the "Holder"'), amends that certain Warrant (the "Warrant") issued by the Company to the Holder, dated as of April 11,2006.

     The Company and the Holder hereby agree to amend the Warrant as follows:

     1. Amendment to Section 4.16. Section 4.16 of the Warrant is hereby amended and restated in its entirety as follows:

               4.16. Exceptions. Notwithstanding anything to the contrary,
     Section 4 shall not apply to (i) options to purchase shares of Common Stock granted to employees or directors of the Company or a Subsidiary pursuant to the NaviSite Amended and Restated 2003 Stock Incentive Plan, as amended (attached as Exhibit B to the Purchase Agreement) (the "Stock Incentive Plan") in the ordinary course of business; provided that if such options are granted after April 11, 2006 with an exercise price less than the Fair Market Value at the time of the grant, then Section 4 shall apply with respect to such options; and provided that the provisions contained in this
     Section 4 shall apply with respect to options granted pursuant to the Stock Incentive Plan in excess of 2,500,000 shares per fiscal year of the Company, which number shall include options granted to Mr. Arthur Becker or his Affiliates, (ii) the shares of Common Stock issuable upon the exercise of such options, (iii) the exercise of the warrant issued to Silicon Valley Bank (or an Affiliate) prior to the date hereof, or (iv) the issuance of additional warrants to Silver Point (or an Affiliate) on February 13, 2007, or the exercise thereof. Notwithstanding the foregoing, the applicable adjustment provisions contained in this Section 4 shall apply with respect to options to purchase snares of Common Stock that are granted to Mr. Arthur Becker or his Affiliates after April 11, 2006 in excess of 250,000 shares per fiscal year of the Company.

     2. Effectiveness.

          (a) Except as specifically provided herein, the Warrant is in all respects unaffected by this Amendment. All of the terms, conditions and provisions of the Warrant as hereby amended shall be and remain in full force and effect.

          (b) This Amendment shall take effect immediately.

     3. Governing Law. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH,

THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     4. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original by the parties executing such counterpart, but all of which shall be considered one and the same instrument.

     5. This Amendment shall be attached to the Warrant described above and is hereby made a part thereof.

           [REMAINDER OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF the undersigned have executed and delivered this Amendment as of the date first above written.

                                        NAVISITE, INC.


                                        By: /s/ Jim Pluntze
                                            ------------------------------------
                                        Name: Jim Pluntze
                                        Title: CFO


ACCEPTED AND AGREED TO:

SPCP GROUP III LLC


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                                      Amendment No. 1 to Warrant
                                                              SPCP Group III LLC

     IN WITNESS WHEREOF the undersigned have executed and delivered this Amendment as of the date first above written.

                                        NAVISITE, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


ACCEPTED AND AGREED TO:

SPCP GROUP III LLC


By: /s/ Frederick H. Fogel
    ---------------------------------
Name: Frederick H. Fogel
Title: Authorized Signatory

                                                      Amendment No. 1 to Warrant
                                                              SPCP Group 111 LLC

                               AMENDMENT NO. 1 TO

                                     WARRANT

     THIS AMENDMENT NO. 1 TO WARRANT (this "Amendment"), dated as of February 13, 2007, by and between NaviSite, Inc., a Delaware corporation (the "Company"), and SPCP Group, LLC, a Delaware limited liability corporation (the "Holder"), amends that certain Warrant (the "Warrant") issued by the Company to the Holder, dated as of April 11,2006.

     The Company and the Holder hereby agree to amend the Warrant as follows:

     1. Amendment to Section 4.16. Section 4.16 of the Warrant is hereby amended and restated in its entirety as follows:

               4.16. Exceptions. Notwithstanding anything to the contrary,
     Section 4 shall not apply to (i) options to purchase shares of Common Stock granted to employees or directors of the Company or a Subsidiary pursuant to the NaviSite Amended and Restated 2003 Stock Incentive Plan, as amended (attached as Exhibit B to the Purchase Agreement) (the "Stock Incentive Plan") in the ordinary course of business; provided that if such options are granted after April 11, 2006 with an exercise price less than the Fair Market Value at the time of the grant, then Section 4 shall apply with respect to such options; and provided that the provisions contained in this
     Section 4 shall apply with respect to options granted pursuant to the Stock Incentive Plan in excess of 2,500,000 shares per fiscal year of the Company, which number shall include options granted to Mr. Arthur Becker or his Affiliates, (ii) the shares of Common Stock issuable upon the exercise of such options, (iii) the exercise of the warrant issued to Silicon Valley Bank (or an Affiliate) prior to the date hereof, or (iv) the issuance of additional warrants to Silver Point (or an Affiliate) on February 13, 2007, or the exercise thereof. Notwithstanding the foregoing, the applicable adjustment provisions contained in this Section 4 shall apply with respect to options to purchase snares of Common Stock that are granted to Mr. Arthur Becker or his Affiliates after April 11, 2006 in excess of 250,000 shares per fiscal year of the Company.

     2. Effectiveness.

          (a) Except as specifically provided herein, the Warrant is in all respects unaffected by this Amendment. All of the terms, conditions and provisions of the Warrant as hereby amended shall be and remain in full force and effect.

          (b) This Amendment shall take effect immediately.

     3. Governing Law. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH,

THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     4. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original by the parties executing such counterpart, but all of which shall be considered one and the same instrument.

     5. This Amendment shall be attached to the Warrant described above and is hereby made a part thereof.

           [REMAINDER OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF the undersigned have executed and delivered this Amendment as of the date first above written.

                                        NAVISITE, INC.


                                        By: /s/ Jim Pluntze
                                            ------------------------------------
                                        Name:  Jim Pluntze
                                        Title: CFO

ACCEPTED AND AGREED TO:

SPCP GROUP, LLC


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                                      Amendment No. 1 to Warrant
                                                                 SPCP Group, LLC

     IN WITNESS WHEREOF the undersigned have executed and delivered this Amendment as of the date first above written.

                                        NAVISITE, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

ACCEPTED AND AGREED TO:

SPCP GROUP, LLC


By: /s/ Frederick H. Fogel
    ---------------------------------
Name: Frederick H. Fogel
Title: Authorized Signatory

                                                      Amendment No. 1 to Warrant
                                                                 SPCP Group, LLC